UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021

GREEN VISOR FINANCIAL TECHNOLOGY ACQUISITION CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41044	98-1596617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Kearny Street, Suite 850 San Francisco, CA	94108
(Address of Principal Executive Offices)	(Zip Code)

(650) 489-6697

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	GVCIU	The Nasdaq Stock Market LLC

Class A ordinary shares	GVCI	The Nasdaq Stock Market LLC

Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GVCIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K is filed by Green Visor Financial Technology Acquisition Corp. I, a Cayman Islands exempted company (the “Company”), in connection with the matters described herein.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 10,399,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $10,399,000.

The Private Placement Warrants purchased by the Sponsor are substantially similar to the Public Warrants, except that if held by the Sponsor, certain directors or officers of the Company or their permitted transferees (i) they will not be redeemable by the Company; (ii) they will not be transferable, assignable or salable until 30 days after the completion of the Company’s initial business combination (except, among other limited exceptions, as described in the Registration Statement, to the Company’s officers and directors and other persons or entities affiliated with the Sponsor); (iii) they may be exercised by the holders on a cashless basis; and (iv) the Private Placement Warrants (including the Class A Ordinary Shares issuable upon exercise of such Private Placement Warrants) are entitled to certain registration rights.

If the Private Placement Warrants are held by holders other than the Sponsor, certain directors or officers of the Company or permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to the Private Placement Warrants Purchase Agreement and the Warrant Agreement and the Private Placement Warrants are governed by the Warrant Agreement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 12, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “A&R Charter”). The A&R Charter is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

The terms of the A&R Charter are set forth in the Registration Statement and are incorporated herein by reference.

Item 8.01	Other Events.

On November 8, 2021, the Registration Statement on Form S-1 (File No. 333- 260199) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Green Visor Financial Technology Acquisition Corp. I (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On November 12, 2021, the Company consummated its IPO of 20,010,000 units (the “Units”), including the issuance of 2,610,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Share”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustments. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,100,000. In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, among the Company and Mizuho Securities USA LLC, as underwriter, which contains customary covenants, representations and warranties and indemnification of the underwriters by the Company;

•	a Warrant Agreement, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants and certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•	a Private Placement Warrants Purchase Agreement, between the Company and Green Visor Capital SPAC I Holdings LLC (the “Sponsor”), pursuant to which the Sponsor agreed to purchase up to an aggregate of 10,399,000 private placement warrants (the “Private Placement Warrants”), each whole Private Placement Warrant entitling the holder thereof to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”), at a price of $1.00 per Private Placement Warrant;

•	an Investment Management Trust Agreement, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•	a Registration and Shareholder Rights Agreement, among the Company, the Sponsor and certain directors and officers of the Company and their nominees (the “Holders”), which provides for customary demand and piggy-back registration rights for the Sponsor and the Holders, as well as certain transfer restrictions applicable to the Sponsor and the Holders with respect to the Company’s securities, and, upon consummation of the Company’s initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•

a Letter Agreement, among the Company, the Sponsor and each officer and director of the Company and their nominees (the “Insiders”), pursuant to which the Sponsor and the Insiders have agreed to vote any Class A Ordinary Shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 15 months (or during any permitted extension period); to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

•	an Administrative Services Agreement, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, utilities, secretarial and administrative support services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s initial business combination or liquidation.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibits

1.1	Underwriting Agreement among the Company and Mizuho Securities USA LLC

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company

10.1	Private Placement Warrants Purchase Agreement between the Company and the Sponsor

10.2	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company

10.3	Registration and Shareholder Rights Agreement among the Company and certain security holders

10.4	Letter Agreement among the Company, the Sponsor and certain directors and officers of the Company and their nominees

10.5	Administrative Services Agreement between the Company and the Sponsor

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2021	GREEN VISOR FINANCIAL TECHNOLOGY ACQUISITION CORP. I

	By:	/s/ Richard Kim
Name: Richard Kim
Title: Vice President and Chief Financial Officer